UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 25, 2014 (April 4, 2014)

Digerati Technologies, Inc.
(Exact name of registrant as specified in its charter)

Nevada
(State or Other Jurisdiction of Incorporation)

001-15687	74-2849995
(Commission File Number)	(IRS Employer Identification No.)

3463 Magic Drive, Suite 259 San Antonio, Texas	78229
(Addresses of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:  (210) 614-7240

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Form 8-K/A amends the Form 8-K filed on April 11, 2014 (the "Form 8-K") to replace the Bylaws of Digerati Technologies, Inc. filed as Exhibit 3.2 to the Form 8-K with the Bylaws of Digerati Technologies, Inc. attached as Exhibit 3.2 to this Form 8-K/A.

No other changes have been made to the Form 8-K filed on April 11, 2014.  This Amendment speaks as of the original filing date of the Form 8-K, does not reflect events that may have occurred subsequent to the original filing date and does not modify or update in any way disclosures made in the Form 8-K, except as otherwise set forth above.

Item 9.01.  Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Description

2.1*	Agreed Order Confirming Joint Plan of Reorganization filed by Plan Proponents
2.2*	Plan Proponents' Joint Chapter 11 Plan of Reorganization as Modified on the Record on April 4, 2014
2.3*	Plan Supplement Naming Independent Director in Connection With Plan Proponents' Joint Chapter 11 Plan of Reorganization
2.4*	Disclosure Statement Under 11 U.S.C. § 1125 and Bankruptcy Rule 3016 in Support of Plan Proponents' Joint Chapter 11 Plan of Reorganization
2.5*	Bankruptcy Settlement Agreement dated January 15, 2014 (incorporated by reference to the Company's Current Report on Form 8-K dated January 23, 2014 (File No. 14541942)).
3.1*	Amended and Restated Articles of Incorporation
3.2	Amended and Restated Bylaws
99.1*	Press release dated April 10, 2014

*           Previously filed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Digerati Technologies, Inc.

By:	/s/Arthur L. Smith
Name:	Arthur L. Smith
Title:	Chief Executive Officer

Dated: April 25, 2014

EXHIBIT INDEX

Exhibit No.	Description

2.1*	Agreed Order Confirming Joint Plan of Reorganization filed by Plan Proponents
2.2*	Plan Proponents' Joint Chapter 11 Plan of Reorganization as Modified on the Record on April 4, 2014
2.3*	Plan Supplement Naming Independent Director in Connection With Plan Proponents' Joint Chapter 11 Plan of Reorganization
2.4*	Disclosure Statement Under 11 U.S.C. § 1125 and Bankruptcy Rule 3016 in Support of Plan Proponents' Joint Chapter 11 Plan of Reorganization
2.5*	Bankruptcy Settlement Agreement dated January 15, 2014 (incorporated by reference to the Company's Current Report on Form 8-K dated January 23, 2014 (File No. 14541942)).
3.1*	Amended and Restated Articles of Incorporation
3.2	Amended and Restated Bylaws
99.1*	Press release dated April 10, 2014

*           Previously filed.